UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

CAREDX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36536	94-3316839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Boulevard, 4th Floor

Brisbane, California 94005

(Address of Principal Executive Offices) (Zip Code)

(415) 287-2300

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.001 Par Value	CDNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective as of November 1, 2023, the Board of Directors (the “Board”) of CareDx, Inc. (the “Company”) established an Office of the Chief Executive Officer, comprised of Michael D. Goldberg, Chairperson of the Board, Abhishek Jain, the Company’s Chief Financial Officer, and Alexander L. Johnson, the Company’s President of Patient & Testing Services, to assume the duties of Chief Executive Officer of the Company. On December 21, 2023, after considering the additional efforts and services that have been required, and are expected to continue to be required, of Mr. Goldberg in his capacity as Chairperson of the Board and a member of the Office of the Chief Executive Officer, the Compensation and Human Capital Committee of the Board adopted amendments to the Company’s outside director compensation policy (as amended, the “Amended Outside Director Compensation Policy”) to provide, among other things, that: (i) effective beginning with the quarter ending December 31, 2023, and continuing through the date that is three months after the commencement of employment of a full-time Chief Executive Officer of the Company beginning in or after December 2023, the Chairperson of the Board shall be entitled to receive an additional retainer in the amount of $50,000 per quarter, and (ii) Mr. Goldberg shall be issued a one-time grant of a restricted stock unit award having a grant date fair value of $200,000, rounded down to the nearest whole share, which will be issued on the date in 2024 that the Company first files with the Securities and Exchange Commission a registration statement on Form S-8, and which shall vest on the one year anniversary of the grant date or, if earlier, the date of a Change in Control (as defined in the Company’s 2014 Equity Incentive Plan, as amended). Mr. Goldberg will continue to receive the cash compensation and equity awards otherwise provided for under the Amended Outside Director Compensation Policy in accordance with the terms of the policy.

The foregoing description of the Amended Outside Director Compensation Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended Outside Director Compensation Policy, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	CareDx, Inc. Outside Director Compensation Policy, last amended December 21, 2023.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023	CAREDX, INC.

	By:	/s/ Abhishek Jain
Abhishek Jain
Chief Financial Officer